UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2019

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Named Executive Officer Compensation

On December 31, 2019, Fortress Biotech, Inc. (the “Company”) entered into agreements granting new equity awards to Robyn Hunter, the Company’s Chief Financial Officer. The awards consist of grants to Ms. Hunter of shares of partner company stock currently held by the Company, out of recognition of her previous, ongoing and anticipated contributions directly to the Company and to its partner companies.

Ms. Hunter was awarded the following:

•	100,000 restricted shares of Aevitas Therapeutics, Inc. (“Aevitas”) common stock*;
•	50,000 restricted stock units (“RSUs”) of Avenue Therapeutics, Inc. common stock;
•	75,000 RSUs of Caelum Biosciences, Inc. common stock*;
•	100,000 restricted shares of Cellvation, Inc. (“Cellvation”) common stock;
•	25,000 restricted shares of Checkpoint Therapeutics, Inc. (“Checkpoint”) common stock;
•	100,000 restricted shares of Cyprium Therapeutics, Inc. (“Cyprium”) common stock;
•	100,000 RSUs of Helocyte, Inc. (“Helocyte”) common stock;
•	100,000 RSUs of Journey Medical Corporation common stock; and
•	100,000 restricted shares of Mustang Bio, Inc. (“Mustang”) common stock.

* subject to applicable counterparty approvals

Each of the awards granted to Ms. Hunter will vest as follows:

•	The Mustang and Checkpoint restricted stock grants will vest 25% after six months from the date of grant and 25% on the first three anniversaries of that date, subject to continued employment;

•	25% of the Aevitas, Cellvation and Cyprium restricted stock grants are vested on January 1, 2020, and 25% of each such grant will vest on the first three anniversaries of that date, subject to continued employment; and

•	25% of each of the RSU awards are vested upon grant and 25% of the grants will vest on the first three anniversaries of that date, subject to continued employment; provided, however, that actual vesting and payout will not occur unless a Change in Control (as defined in each such RSU award agreement) occurs within five years from the date of each grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)
Date: December 31, 2019

	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer